Exhibit 10.1

AMENDMENT NO. 3 TO THE ARRANGEMENT AGREEMENT
THIS AGREEMENT is made as of April 8, 2011.

BETWEEN:	COMAMTECH INC., a corporation incorporated under the laws of the Province of Ontario;

(hereinafter, “Comamtech”)

AND:	DECISIONPOINT SYSTEMS, INC., a corporation incorporated under the laws of the State of Delaware;

(hereinafter, the “Corporation”)

AND:	2259736 ONTARIO INC., a corporation incorporated under the laws of the Province of Ontario;
(hereinafter, the “MergerCo”)

WHEREAS the parties hereto executed an arrangement agreement made as of October 20, 2010 (the “Agreement”);

WHEREAS the parties hereto executed an amendment to the Agreement made as of December 23, 2010 (“Amendment No. 1”);

WHEREAS the parties hereto executed an amendment to the Agreement made as of March 22, 2011 (“Amendment No. 2”);

WHEREAS the amendments provided herein are in addition to those provided in Amendment No. 1 and Amendment No. 2 except where the amendments provided herein replace amendments set out in Amendment No. 1 and Amendment No. 2;

WHEREAS the parties wish to amend the Agreement in accordance with the terms hereof (“Amendment No. 3”);

NOW THEREFORE, in consideration of the covenants and agreements herein contained, the parties agree hereto as follows:

Section 1.8 (Schedules)

Section 1.1 (Definitions) is amended as follows:

Section 1.1 (Definitions) is amended as follows:

The definition of “Outside Date” is hereby deleted and replaced with the following:

““Outside Date” means June 15, 2011 or as may otherwise be mutually agreed to by the parties; provided, however, the Outside Date shall be automatically extended by the number of days that the U.S. Securities and Exchange Commission requires to review any filings submitted by Comamtech or the Corporation.”

Section 1.8 is amended by replacing the Plan of Arrangement provided in Schedule B attached to the Agreement with the Plan of Arrangement attached hereto as Schedule A.

Effect on Agreement.  Subject to the amendments provided herein, all of the terms and conditions of the Agreement, as amended by Amendment No. 1 and Amendment No. 2, shall continue in full force and effect after the execution of this Amendment No. 3 and shall not be in any way changed, modified or superseded by the terms set forth herein.  Except as expressly set forth herein, this Amendment No. 3 shall not be deemed to be a waiver, amendment or modification of any provisions of the Agreement or constitute a waiver of any provision of the Agreement (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder and this Amendment No. 3 and the Agreement shall be construed as one and the same document.

Severability.  If any provision of this Amendment No. 3 shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Amendment No. 3 in that jurisdiction or the validity or enforceability of any provision of this Amendment No. 3 in any other jurisdiction.

Counterparts/Execution.  This Amendment No. 3 may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request (including amendments to the Plan of Arrangement resulting from the amendments contained herein) in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.
Notices.  Any notice, demand or request required or permitted to be given by the respective parties hereto pursuant to the terms of this Amendment No. 3 shall delivered in accordance with the terms of the Agreement.

Entire Agreement; Amendments.  All capitalized terms not otherwise defined herein have the meaning ascribed to them in the Agreement.  The Agreement, as amended by Amendment No. 1, Amendment No. 2 and this Amendment No. 3 constitutes the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties.  No amendment, modification or other change to this Amendment No. 3 or waiver of any agreement or other obligation of the parties under the Agreement or this Amendment No. 3 may be made or given unless such amendment, modification or waiver is set forth in writing and is signed by each of the parties hereto. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

The parties have agreed that this Amendment is drafted in the English language at the request of the parties.  Les parties aux présentes déclarent qu’elles ont expressément exigé que la présente convention soit rédigée en anglais.

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IN WITNESS WHEREOF the parties have caused this Amendment No. 3 to be executed as of the date written above by their respective officers thereunto duly authorized.

DECISIONPOINT SYSTEMS, INC.

Nic Toms Chief Executive Officer

COMAMTECH INC.

Marc Ferland President & Chief Executive Officer

2259736 ONTARIO INC.

Marc Ferland President